Investment Strategy - The Investment House Growth Fund	Nov. 19, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The central premise of the Fund’s investment style is “growth at a reasonable price” or “GARP.” The Fund usually invests in a diversified portfolio of common stocks from small, medium and large capitalization companies. These are chosen through in-depth fundamental analysis of a company’s financial reports and other public records. The Investment House LLC (the “Adviser”) looks for stocks having all or some of the following characteristics:

●	Strong earnings growth

●	Reasonable valuations

●	Quality management

●	Financial strength and stability

Under normal circumstances, the Fund will invest primarily in common stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors are likely to be overweighted compared to others because the Adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

When the Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments. These loans may be structured as secured or unsecured loans, and may have fixed or variable interest rates. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund will only engage in borrowing when the Adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.